                                 SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))

                             INTERNATIONAL ASSETS
                              HOLDING CORPORATION
               (Name of Registrant as Specified In Its Charter)

                                 COMPANY NAME
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                   INTERNATIONAL ASSETS HOLDING CORPORATION

                               CENTER POINTE TWO
                              220 CENTRAL PARKWAY
                                  SUITE 2060
                       ALTAMONTE SPRINGS, FLORIDA 32701

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                March 12, 2002
                               _________________

TO THE STOCKHOLDERS OF
INTERNATIONAL ASSETS HOLDING CORPORATION

Notice is hereby given that the annual meeting of the stockholders of International Assets Holding Corporation will be held on Tuesday, March 12, 2002, at 10:00 a.m. local time, at the Company's corporate offices, Center Pointe Two, 220 Central Parkway, Suite 2060, Altamonte Springs, Florida, 32701 for the following purposes:

     1. To elect a Board of six Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.

     2. To approve the action of the Board of Directors in selecting KPMG LLP as auditors to audit the financial statements of International Assets Holding Corporation and subsidiaries for the period commencing October 1, 2001 and ending September 30, 2002.

     3. To approve and adopt an amendment to the International Assets Holding Corporation Certificate of Incorporation to increase the total number of authorized shares of the Corporation's preferred stock, par value $.01 per share, from 3,000,000 to 5,000,000.

     4. The transaction of such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on January 31, 2002 will be entitled to vote at the meeting. It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

                                        By Order of the Board of Directors


                                        DIEGO J. VEITIA
                                        Chairman

P.S. In order to save your Company the additional expense of further solicitation, please be kind enough to complete and return your proxy card today.

Altamonte Springs, Florida
February 7, 2002

                   INTERNATIONAL ASSETS HOLDING CORPORATION

                               Center Pointe Two
                              220 Central Parkway
                                  Suite 2060
                       Altamonte Springs, Florida 32701
                             ____________________

                                PROXY STATEMENT
                             ____________________

         This proxy statement is furnished in connection with the solicitation by or on behalf of the Board of Directors of International Assets Holding Corporation (the "Company"") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the Company's corporate offices at Center Pointe Two, 220 Central Parkway, Suite 2060, Altamonte Springs, Florida, on Tuesday, March 12, 2002 at 10:00 a.m. local time.

Proxy Solicitation

         All proxies in the enclosed form which are properly executed and returned to the Company will be voted as provided for therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

         The Board of Directors intends to bring before the Annual Meeting the matters set forth in items 1, 2 and 3 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1, 2 and 3 in accordance with the directions of the stockholder as specified on the proxy card. If no choice is specified, the shares will be voted IN FAVOR of the election of the six directors named under item 1; IN FAVOR of ratification of KPMG LLP as auditors; and IN FAVOR of the amendment to the International Assets Holding Corporation Certificate of Incorporation to increase the total number of authorized shares of the Company's preferred stock, par value $.01 per share, from 3,000,000 to 5,000,000. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed Proxy and acting thereunder will vote in accordance with the views of management thereon. This Proxy Statement and Form of Proxy are being first sent to stockholders on or about February 7, 2002.

         With respect to the election of Directors (Item 1), the six nominees receiving the greatest number of votes will be elected. The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the selection of independent public accountants (Item 2). The affirmative vote of a majority of the votes cast at the meeting is required for approval of the amendment to the International Assets Holding Corporation Certificate of Incorporation to increase the total number of authorized shares of the Company's preferred stock, par value $.01 per share, from 3,000,000 to 5,000,000 (Item 3).

         Pursuant to Delaware law, abstentions, but not broker non-votes will be treated as shares present and entitled to vote on the subject matter at the Annual Meeting. Thus, an abstention will be counted as a "no vote" and a broker non-vote will in effect reduce the absolute number of affirmative votes needed for approval.

         The Company will bear the entire cost of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact. The cost to solicit proxies will be borne by the Company. The Annual Report of the Company for its fiscal year ending September 30, 2001 has been mailed to stockholders with this proxy statement.


Voting Securities and Principal Holders Thereof

         Holders of common stock of the Company of record at the close of business January 31, 2002, will be entitled to vote at the Annual Meeting or any adjournment thereof. As of January 3, 2002, the Company had outstanding 2,374,376 shares of common stock. The stockholders are entitled to one vote per share of common stock on all business to come before the meeting. The Company knows of four entities which own, control, or share dispositive powers over shares in excess of 5%. As of January 3, 2002, the Diego J. Veitia Family Trust owns 22.66% of the outstanding common stock. Diego J. Veitia, as sole beneficiary of the trust and through additional holdings, owns 27.96% of the outstanding common stock. The IAAC 401(k) Profit Sharing Plan owns 6.69% of the outstanding common stock. Stephen A. Saker owns 5.16% of the outstanding common stock. As of January 3, 2002, the executive officers and directors of the Company as a group beneficially own in the aggregate 38.23% of the outstanding common stock of the Company.

                         ITEM 1 - ELECTION OF DIRECTORS
                         ------------------------------

         At the Annual Meeting six directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting or until their successors are elected and shall have qualified. Each nominee has consented to serve if elected. Officers are elected annually by the Board of Directors. The age, principal position of each nominee, and the year they first became a director and officer of the Company are as follows:

                                                                                           First             First
                                                                                          Became          Became
           Name                              Age ( ) and Position                        Director           Officer
           -----                             --------------------                        --------         ---------
Diego J. Veitia          (58)  Director,  Chairman  of the  Board and CEO of               1987              1987
                         the Company;  Director,  Chairman of the Board, CEO
                         and   President   of    INTLTRADER.COM    ("ITCI"),
                         International  Asset  Management  Corp.   ("IAMC"),
                         International  Financial  Products,  Inc.  ("IFP"),
                         and Offshore Trader.com Ltd. ("OTCL").


Stephen A. Saker         (55) Director, Vice President and Secretary of the                1990              1987
                         Company; Director, the Company and Vice President and
                         Secretary of  IAMC and  OTCL.


Edward R. Cofrancesco    (39) Executive Vice President of the Company                       --               2002
                         And Director, Managing Director and COO of
                         ITCI.

           Name                    Age ( ) and Position                                   First            First
           -----                   --------------------
                                                                                          Became           Became
                                                                                         Director          Officer
                                                                                         --------          -------
Jerome F. Miceli         (58) Director of the Company                                       1990               --

Robert A. Miller, PhD    (58) Director of the Company                                       1998               --

Jeffrey L. Rush, MD      (61)  Director of the Company                                      1999               --

Diego J. Veitia founded the Company in 1987 to serve as a holding company for its subsidiaries. He has served as Chairman of the Board, director and Chief Executive Officer of the Company since its inception. He has also served as President of the Company for the following periods: from 1987 until 1991, from November 1999 through August 2000 and again from September 2001 to the present. Mr. Veitia is also currently serving as Chairman, Chief Executive Officer and President of IAMC, IFP, ITCI and OTCL. Mr. Veitia also serves as Chairman of Veitia and Associates, Inc., an inactive registered investment advisor. During the last five years, Mr. Veitia has served as director of America's All Seasons Income Fund, Inc., an inactive management investment company until December, 1998. Until November 1, 2001, Mr. Veitia served as Chairman of the Board and President of International Assets Advisory Corp. ("IAAC") and Global Assets Advisors, Inc.(GAA"). From November 1, 2001 until December 13, 2001, Mr. Veitia served as Chairman of the Board and President of International Assets Advisory, LLC ("IAAL") and Global Assets Advisors, LLC ("GAAL").

Stephen A. Saker has been a director of the Company since 1990 and has served as Secretary and Vice President of the Company since 1991. Mr. Saker currently serves as Vice President, Secretary and Director of IAMC. Since November 1991, Mr. Saker has served as Vice President and Secretary of Veitia and Associates, Inc. From 1985 until November 1, 2001, Mr. Saker served as Director, Secretary and Executive Vice President of IAAC and GAA. From November 1, 2001 until December 13, 2001, Mr. Saker served as Director, Executive Vice President and Secretary of IAAL and GAAL. Mr. Saker also served as Director, Executive Vice President and Secretary of ITCI from May, 1998 until December 31, 2001.

Edward R. Cofrancesco, Jr. was elected as Executive Vice President of the Company effective January 1, 2002. Mr. Cofrancesco served as Senior Vice President of Capital Markets for IAAC, the Company's former subsidiary, from December, 2000 until November, 2001 when he assumed the same position with ITCI. In January, 2002 Mr. Cofrancesco became Managing Director and COO of ITCI. During the past five years Mr. Cofrancesco has also served as a vice president of institutional sales for Lehman Brothers and as Vice President and Manager of the international trading division of Raymond James.

Jerome F. Miceli has been a director of the Company since 1990. Mr. Miceli served as President, Chief Operating Officer and Treasurer of the Company from 1991 to 1999. Mr. Miceli also served as President, Chief Executive Officer, Treasurer and director of IAAC from 1990 to 1999. Until November 1999 Mr. Miceli also served as President, Treasurer and Director of GAA, ITCI, IAMC, IFP and OTCL. Mr. Miceli also served as President of Veitia and Associates, Inc., an inactive registered investment advisor, from 1990 until 1999.

Robert A. Miller, Ph.D. became a director of the Company in February, 1998. Dr. Miller has served as President of Nazareth College in Rochester, New York since 1998. In November 2000 Dr. Miller became a director of Bergmann Associates, LLC, a privately owned architectural and engineering firm with headquarters in Rochester, N.Y. Dr. Miller previously served as the Academic Vice President of Queens College in Charlotte, North Carolina from 1994 to 1998.

Jeffrey L. Rush, M.D. became a director of the Company in February, 1999. Dr. Rush is a graduate of Dartmouth and State University New York Medical School in 1966. He has been a Board Certified Radiologist since 1972. Dr. Rush served as Chairman of the Radiology Dept. at Alvarado Medical Center, San Diego, CA from 1972 - 1994. Dr. Rush presently serves as Chairman of Pacific Medical Building, LP, a developer and owner of medical office buildings and clinics. He has served in that capacity since 1991.

Director Remuneration

         Members  of  the  Board  of   Directors   who  are  not officers or
employees of the Company were paid an annual fee of $21,000 for the fiscal years ended September 30, 2001 and 2000, comprised of (i) $15,000 which is deposited in installments into a Company brokerage account and paid to each director for the purchase of common stock of the Company in the open market, and (ii) $6,000 payable in cash in quarterly installments of $1,500 each. In addition to the annual fee, outside directors also receive $500 for each board meeting attended. Such directors were also reimbursed for expenses relating to their attendance at meetings during the fiscal year. The fee portion for stock purchases for one director was redirected for cash payment for the period June 2000 through June 2001.

         At the August 10, 2001 Board of Directors meeting the Directors agreed to a 25% decrease in the annual fee for the pro-rate period August 10, 2001 through September 30, 2001. At a later Board of Director meeting in November 2001 the Directors agreed to reduce their annual fees combined with the meeting fees from $23,000 annually to $12,000 annually, beginning October 1, 2001.

         Further, those directors who served as chairman of the audit, compensation and personnel committees during the fiscal year ended September 30, 2001 and 2000 received $5500 for these additional responsibilities.

Meetings of the Board

         There were five regularly scheduled meetings of the Board of Directors during fiscal year 2001 and four extraordinary telephonic meetings. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of directors held during fiscal year 2001 and (2) the total number of meetings held by all committees of the board on which he served during fiscal year 2001. The Board has established Audit, Compensation and Personnel committees. Jeffrey Rush served as chairman of the Compensation Committee during fiscal year 2001 and Jerome Miceli and Robert Miller were the other two members. Robert Miller served as chairman of the Personnel Committee for fiscal year 2001 and Jerome Miceli and Jeffrey Rush were the other two members. The Compensation Committee met two times and the Personnel Committee met one time during fiscal year 2001.

Audit Committee

         The Audit Committee established by the Board of Directors includes two members who are independent as defined in NASD Rule 4200. The Audit Committee makes recommendations concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. As of September 30, 2001, the Company does not have an internal audit function. The Board of Directors has adopted the Charter of the Audit Committee which is attached as Exhibit 1 to this proxy statement. The Audit Committee met two times in 2001. Robert A. Miller, Jerome F. Miceli Miceli and Jeffrey L. Rush were members of the Audit Committee.

Audit Committee Report

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee has reviewed the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No.1. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2001.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Robert A. Miller, Ph.D.
Jerome F. Miceli
Jeffrey L. Rush, M.D.
MEMBERS OF THE AUDIT COMMITTEE

Audit Fees, All Other Fees And Auditor Independence

         For the year ended September 30, 2001 the Company paid its independent auditors, KPMG LLP, approximately $64,000 for audit services and $26,500 for other non-audit services. These non-audit services consisted primarily of corporate tax fees, review of corporate accounting matters, tax consultancy related to deal structuring and due diligence. The Audit Committee has concluded that the providing of these non-audit services did not adversely impact the independence of KPMG LLP.

Other Executive Officers

                                                                                        First  Became
Name                                         Age ( ) and Position                          Officer
----                                         --------------------                          -------
Jonathan C. Hinz                     (39)  Chief Financial Officer
                                     and Treasurer                                          1995

Tresa Veitia Williamson              (36)  Vice President and
                                     Director of Marketing                                  1999

Gregory T. Gerard                    (41) Senior Vice President of
                                     Global Business Development                            2000

Jonathan C. Hinz joined the Company in October 1995 and currently serves as Chief Financial Officer and Treasurer for the Company, IAAC, GAA, ITCI, IFP, IAMC and OTCL. Prior to joining the Company, Mr. Hinz served as Chief Financial Officer and Controller of Computer Science Innovations, Inc. from 1987 to 1995. Mr. Hinz is a certified public accountant.

Tresa Veitia Williamson joined IAAC in September 1995 and currently serves as Vice President and Director of Marketing for the Company, ITCI, IFP and OTCL. Until November 1, 2001, Ms. Veitia Williamson served as Vice President and Director of Marketing for IAAC and GAA. From November 1, 2001 until December 13, 2001, Ms. Veitia Williamson served as Vice President and Director of Marketing for IAAL and GAAL.

Gregory T. Gerard joined the Company in January 2000 and currently serves as its Senior Vice President of Global Business Development. Prior to joining the Company, Mr. Gerard was a Managing Director for Credit Lyonnais Securities in New York from 1998 through 1999. Prior to that, Mr. Gerard was a Vice President at Chase Securities, Inc. from 1994 until 1998.

                 ITEM 2 - APPROVAL OF APPOINTMENT OF AUDITORS
                 --------------------------------------------

         The Audit Committee of the Board has selected KPMG LLP as independent public accountants to audit the financial statements of the Company and certain of its subsidiaries for the fiscal year 2002. The Board has endorsed this appointment and it is being presented to the stockholders for approval.

         KPMG LLP has audited the financial statements of the Company since 1990. Services that have been provided by KPMG LLP include: (1) regular audits of the Company's consolidated financial statements, assistance in SEC filings, and consultation on accounting and financial reporting matters; (2) audits of the financial statements of certain subsidiary companies to meet regulatory requirements; and (3) timely quarterly reviews and income tax preparation and consulting.

         Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make statements if they desire, and will be available to respond to appropriate questions.

         If the stockholders do not approve the appointment of KPMG LLP, the Audit Committee will select another firm of auditors for the ensuing year.


            YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.



                ITEM 3 - AMENDMENT TO THE INTERNATIONAL ASSETS
                ----------------------------------------------
               HOLDING CORPORATION CERTIFICATE OF INCORPORATION
               ------------------------------------------------
               TO INCREASE AUTHORIZED SHARES OF PREFERRED STOCK
               ------------------------------------------------


General

         On January 2, 2002, the Company's Board of Directors approved an amendment to the International Assets Holding Corporation Certificate of Incorporation, and approved its submission to the stockholders for their approval at the Annual Meeting. The proposed amendment to the Certificate of Incorporation increases the number of authorized shares of preferred stock from 3,000,000 to 5,000,000 shares. The full text of the proposed amendment to the Certificate of Incorporation is set forth herein.



Purposes and Effects of Proposed Increase in the Number of Authorized Shares of Preferred Stock

         The proposed amendment to the Company's Certificate of Incorporation would increase the number of shares of preferred stock which the Company is authorized to issue from 3,000,000 to 5,000,000. At January 3, 2002, no shares of preferred stock were outstanding. The Board of Directors, with the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series.

         The Board of Directors believes it is desirable to increase the number of shares of preferred stock the Company is authorized to issue for the reasons set forth below and to provide the Company with adequate flexibility in the future. If this proposal is adopted by the stockholders, the increased number of authorized shares of preferred stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve without further shareholder approvals except as such approval is required by applicable law or regulation. Such purposes may include public or private issuances of preferred stock or other securities convertible into preferred stock in connection with financing transactions, establishing strategic relationships with other companies, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock options and other stock-based incentive or compensation programs.

         Except as hereafter described, the Company has no immediate agreements, commitments or understandings with respect to the issuance of any of the additional shares of preferred stock that would be authorized by the proposed amendment, although opportunities for additional issuance could arise at any time. The availability of additional shares of preferred stock for issuance, without the delay and expense of obtaining shareholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future.

         At this time additional private financing is being sought for technology, staffing and promotional efforts based upon the Company's strategic plan. This plan has an operational emphasis on technology driven international securities order flow. In conjunction with the Company's strategic plan, the Company has engaged UBS Warburg as its financial advisor to arrange and negotiate a private placement of securities issued by the Company or to find a strategic partner. UBS Warburg has been engaged to use its best efforts in connection with a private placement and does not have any obligation to purchase any securities issued by the Company or to provide financing of any kind to the Company. While no specific terms of any such private placement have been finalized, management currently anticipates that such private placement would likely include the sale of common and/or preferred stock.

         Under Delaware law, the proposed amendment cannot occur unless the stockholders approve the proposed amendment to Article 4 of the Company's Certificate of Incorporation. Adoption of the proposed amendment and any issuance of shares of preferred stock could affect the rights of the holders of common stock if the preferred stock, when and if issued, has rights and preferences senior to the common stock. The holders of common stock do not presently have preemptive rights to subscribe for the additional shares of preferred stock proposed to be authorized. The proposed amendment would not change the par value of the preferred stock.


Proposed Amendment to Certificate of Incorporation

         If approved, Article 4 of the Company's Certificate of Incorporation would be amended to read as follows:

         4.    Capital Stock.
               -------------

               (a)  Number and Class of Shares Authorized; Par Value.
                    ------------------------------------------------

                    This Corporation is authorized to issue the following shares of Capital Stock:

                    (i)    Common Stock. The aggregate number of shares of
                           ------------
common stock which the Corporation shall have authority to issue is 8,000,000 with a par value of $0.01 per share.

                    (ii)   Preferred Stock. The aggregate number of shares of
                           ---------------
preferred stock which the Corporation shall have authority to issue is 5,000,000 with a par value of $0.01 per share.

               (b)  Description of Preferred Stock.
                    ------------------------------

                    The terms, preferences, limitations and relative rights of the preferred stock are as follows:

                    (i) The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relative participating, optional or other special rights, qualifications, limitations or restrictions, as shall be fixed and determined in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation or any amendment hereto, including (but without limiting the generality of the foregoing) the following:

                           (A) The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution of the Board of Directors;

                           (B) The rate of dividends payable on shares of such series, the times of payment, whether dividends shall be cumulative, the conditions upon which and the date from which such dividends shall be cumulative;

                           (C) Whether shares of such series can be redeemed, the time or times when, and the price or prices at which shares of such series shall be redeemable, the redemption price, terms and conditions of redemption, and the sinking fund provisions, if any, for the purchase or redemption of such shares;

                           (D) The amount payable on shares of such series and the rights of holders of such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                           (E) The rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for shares of common stock or shares of any other class or series of preferred stock and the terms and conditions of such conversion or exchange; and

                           (F) The rights, if any, of the holders of shares of such series to vote.

                    (ii) Except in respect of the relative rights and preferences that may be provided by the Board of Directors as herein before provided, all shares of preferred stock shall be of equal rank and shall be identical, and each share of a series shall be identical in all respect with the other shares of the same series.

Effective Date of Proposed Amendment

         The proposed amendment to Article 4 of the Certificate of Incorporation of the Company, if adopted by the required vote of the stockholders, will become effective on the date on which the Articles of Amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Certain Anti-Takeover Effects of Proposed Amendment

         At the present time, the Company is not aware of any pending or threatened efforts by any third party to obtain control of the Company, and the amendment is not being proposed in response to any such efforts. However, the availability for issuance of additional shares of preferred stock could enable the Board of Directors to make more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of preferred stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company and deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

         As set forth above, such devices may adversely impact stockholders who desire a change in management and/or the Board of Directors or to participate in a tender offer or other sale transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized preferred stock is not prompted by any specific effort or takeover threat currently perceived by the Company's Board of Directors.

Vote Required and Board Recommendation

         The affirmative vote of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting is required to approve the proposed amendment. If the amendment is not approved by the stockholders, the Company's Certificate of Incorporation, which authorizes the issuance of 3,000,000 shares of preferred stock will continue in effect.


         YOUR DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE FOR THE
         AMENDMENT TO THE INTERNATIONAL ASSETS HOLDING CORPORATION CERTIFICATES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF PREFERRED STOCK.




                    ITEM 4 - TRANSACTION OF OTHER BUSINESS
                    --------------------------------------

         The Board of Directors does not know of any other business which will be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting or any adjournment thereof, the proxy holders will vote in regard thereto according to the discretion of management insofar as such proxies are not limited to the contrary.


                            EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table is a three-year summary of the compensation awarded or paid to, earned by, the Company's Chief Executive Officer and its four most highly compensated executive officers whose total cash compensation exceeded $100,000 during the Company's last completed fiscal year.

                                                                   Long Term Compensation
                                                                   ----------------------
                                          Annual Compensation      Awards                     Payouts
                                   -----------------------------  -----------------------------------

                                                       Other-      Rest-        Secur
    Name                                               Annual      ricted       ities                      All other
    and                                                Compen-     Stock        Underlying    LTIP         Compensa-
    Principal                        Salary    Bonus   sation      Award(s)     Options/      Payouts      tion
    Position              Year         $         $        $           $         SARs (#)(2)     $          $ (3)
    --------              ----         -         -        -           -         -----------     -          -----
    Diego J. Veitia,      2001     $148,349  $    -     $19,845       $  -        25,000        $   -       $    -
    Director, Chairman    2000     $147,092  $201,690   $   -         $  -           -          $   -       $16,188
    of the Board and      1999     $143,504  $112,971   $   -         $  -       119,900        $   -       $19,146
    Chief Executive
    Officer (1) (4)

    William C. Dennis,    2001     $257,200  $  92,500  $   -         $  -        25,000        $   -       $     -
    Former Director,      2000     $ 81,521  $  62,500  $   -         $  -        75,000        $   -       $     -
    President and Chief
    Operating Officer (5)

    Stephen A. Saker,     2001     $197,178  $    -     $   -         $  -        15,000        $   -       $     -
    Director, Vice        2000     $219,805  $  15,000  $   -         $  -         -            $   -       $  5,949
    President and         1999     $169,046  $  10,000  $   -         $  -        23,980        $   -       $  8,610
    Secretary (6)

    Gregory T. Gerard,    2001     $100,000  $  16,667  $   -         $  -        10,000        $   -       $    -
    Sr. Vice President    2000     $ 66,667  $  33,333  $   -         $  -        21,800        $   -       $    -
    and Managing
    Director
    of Global
    Development (7)

    Todd A. Boren,        2001     $209,621  $    -     $   -         $  -        30,000        $   -       $    -
    Former Sr. Vice
    President and
    Managing
    Director Private
    Client Group (8)

    ____________________________________________________________________________

(1) Mr. Veitia received $19,845, or approximately 13% of 2001 total salary and bonus in other annual compensation consisting of $9,095 paid for tax preparation fees and $10,750 related to auto lease reimbursement as calculated under the IRS lease valuation method.

(2) Option shares presented have been restated for the 10% stock dividend declared by the Corporation on February 25, 2000 for shareholders of record as of March 10, 2000. Option shares have also been restated for the 10% stock dividend declared by the Corporation on February 12, 1999 for shareholders of record as of March 5, 1999.

(3) All other compensation is comprised of Company contributions to the Company's 401(k) Profit Sharing Plan (formerly known as the Employee Stock Ownership Plan), Retirement Savings Plan, automobile related benefits paid directly by the Company and payments for personal income tax preparation fees.

(4) Salary for 2001 includes $9,469 not yet paid to Mr. Veitia for a voluntary salary deferral related to wages earned for the month of September 2001. Salary for 2001 does not include a $3,156 voluntary 25% salary waiver related to the month of September 2001.

(5) Mr. Dennis joined the Company on April 27, 2000 as Special Assistant to the Chairman and assumed the position of Director, President and Chief Operating Officer on September 7, 2000. On September 14, 2001 Mr. Dennis resigned from the Company. Compensation stated above for 2000 includes base salary earned during the portion of the fiscal year since April 27, 2000 and a pro-rata share of an earned first year guaranteed bonus. Salary compensation for 2001 includes $7,200 paid to Mr. Dennis for an auto allowance reimbursement and $20,833 related to salary earned for the fiscal year 2001 not yet paid to Mr. Dennis. Bonus compensation for 2001 includes the pro-rata balance of the earned first year guaranteed bonus and a $5,000 cash bonus paid in 2001. On May 1, 2001 Mr. Dennis issued an irrevocable and unconditional waiver to the $150,000 bonus that was due to be paid as of April 30, 2001, according to the terms of the employment agreement with Mr. Dennis. In a separate transaction, on June 5, 2001 the Company purchased, by issuance of 57,625 common shares of the Company, a Promissory Note, due by Mr. Dennis to the former employer of Mr. Dennis, including the receipt of a $150,000 promissory note. The promissory note included $13,657 of accrued interest at 5.75% per annum. On July 11, 2001 the Company executed an unconditional and irrevocable agreement to forgive the $150,000 promissory note held by the Company, with accrued interest, due from Mr. Dennis, with forgiveness effective June 11, 2002. Unexercisable options for 80,725 shares were cancelled on September 14, 2001 and exercisable options for 19,275 shares were cancelled on December 13, 2001, 90 days after the employee resignation date.

(6) Salary reported for Mr. Saker is comprised of $48,750 for 1999 and $51,250 for 2000 and 2001 base salary. The remaining salary is comprised of commissions earned through securities brokerage and money management.

(7) Mr. Gerard joined the Company on January 28, 2000 as Senior Vice President and Managing Director of Global Business Development. Compensation stated above for 2000 includes base salary earned during the portion of the fiscal year beginning January 28, 2000 and a pro-rata share of an earned first year guaranteed bonus. Bonus compensation for 2001 includes the pro-rata balance of the earned first year guaranteed bonus. The total bonus was paid in 2001 with $15,000 cash and $35,000 paid by issuance of 15,000 shares of the Company's common stock.

(8) Mr. Boren joined IAAC in May 1994 and was appointed Senior Vice President and Managing Director, Private Client Group of the Company on October 6, 2000. Mr. Boren resigned the position of Senior Vice President and Managing Director, Private Client Group of the Company on April 1, 2001. Mr. Boren continued to serve as Senior Vice President and Director of Retail Sales of IAAL until the sale of this business activity on December 13, 2001. Salary reported for Mr. Boren is comprised of $80,000 base salary and $129,621 commissions earned through securities brokerage and money management. All of the 30,000 options awarded in 2001 were unexercisable on December 13, 2001 and cancelled because Mr. Boren ceased employment with the Company due to the sale of IAAL on this date.

Stock Options and Stock Appreciation Rights (SAR)

         The International Assets Holding Corporation Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Corporation in January, 1993 and approved by the stockholders in November, 1993. On February 15, 1996 the shareholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 250,000 to 500,000 shares effective December 28, 1995. On February 16, 1999 the shareholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 500,000 to 700,000 shares.

         In accordance with the terms of the Company's stock option plan the Company's Board of Directors has authorized a 10% share and price adjustment for outstanding stock options issued prior to March 5, 1999. This adjustment is related to the Company's 10% stock dividend declared on February 12, 1999 and paid on March 26, 1999. Previously issued option shares have been proportionately increased by 10% and the corresponding option exercise price per share has also been reduced by 10%. In conjunction with the stock dividend for record date March 5, 1999 the total options authorized under this plan were proportionally increased from 700,000 options to 770,000 options as a result of this stock dividend.

         In addition, the Company's Board of Directors has authorized a 9% share and price adjustment for outstanding stock options issued prior to March 10, 2000. This adjustment is related to the Company's 10% stock dividend declared on February 25, 2000 and paid on March 24, 2000. Previously issued option shares have been proportionately increased by 9% and the corresponding option exercise price per share has also been reduced by 9%. In conjunction with the stock dividend for record date March 10, 2000 the total options authorized under this plan were proportionally increased from 770,000 options to 839,300 options as a result of this stock dividend. On February 15, 2001 the shareholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan from 839,300 to 1,339,300 shares

         The Plan permits the granting of awards to employees of the Company and its subsidiaries in the form of stock options of the Company's common stock. Stock options granted under the Plan may be "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which do not meet the requirements of
Section 422.

         The Plan is administered by the Board of Directors or a committee thereof. The Plan gives broad powers to the Board of Directors to administer and interpret the Plan, including the authority to select the individuals to be granted options and rights and to prescribe the particular form and conditions of each option or right granted. All options are granted at an exercise price equal to the fair market value or 110 percent of the fair market value of the Company's common stock on the date of the grant. Awards may be granted pursuant to the Plan through January, 2003. The Plan may be terminated earlier by the Board of Directors at its sole discretion.

         No Stock Appreciation Rights (SAR) have been granted by the Company.



Option/SAR Grants in Last Fiscal Year

The following table reports total options granted to named executive officers during the 2001 fiscal year. Individual grants are as follows.

                                    Number of
                                    Securities             % of Total
                                    Underlying           Options/SAR's             Exercise
                                  Options/SAR's            Granted to               or Base
                                     Granted              Employees in               Price           Expiration
    Executive Officer               (#/Shares)             Fiscal Year             ($/Share)            Date
    -----------------               ----------             -----------             ---------            ----
    Diego J. Veitia    (1)            25,000                   7.72%                 3.4375            3/09/11
    William C. Dennis  (2)            25,000                   7.72%                 3.125             3/09/11
    Stephen A. Saker   (1)            15,000                   4.63%                 3.125             3/09/11
    Gregory T. Gerard  (3)            10,000                   3.09%                 4.25              1/29/11
    Todd A. Boren  (1) (4)            30,000                   9.26%                 3.125             3/09/11

    ____________________________________________________________________________

        (1) Option granted on 3/9/2001 and exercisable at 33.3% after year one, 33.3% after year two and 33.4% after year three.
         (2) On 9/14/01 Mr. Dennis resigned from the Company. Option granted on 3/9/2001 were exercisable at 3,400 shares on 10/1/03 and 21,600 on 1/1/04.
    Vesting at 25,000 shares on 3/9/03. The 25,000 options awarded in 2001 were subsequently cancelled on the employee resignation date of 9/14/01 and none of these options were exercisable as of the date of resignation.
         (3) Option granted on 1/29/2001 and exercisable at 33.3% after year one, 33.3% after year two and 33.4% after year three.
         (4) Mr. Boren's employment with the Company (via Mr. Boren's position with the Company's previous ownership of IAAL) ceased on 12/13/01 due to the sale of IAAL on this date. The 30,000 options awarded in 2001 were cancelled on the employee termination date of 12/13/01 and none of these options were exercisable as of the date of employment termination.


Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

         The following table sets forth for each of the Named Executive Officers certain information concerning options exercised during the fiscal year ended September 30, 2001 and the number of shares subject to both exercisable and unexercisable stock options as of that date. The table also shows values for "in-the-money" options. These values represent the positive spread between the respective exercise prices of outstanding options and the fair market value of the Company's common stock as of September 30, 2001.

                                                        Number of Securities
                             Shares                    Underlying Unexercised          Value of Unexercised
                            Acquired                       Options /SARs at         In-the-Money Options/SARs
                               On          Value          September 30, 2001          At September 30, 2001
                            Exercise     Realized     Exercisable/Unexercisable     Exercisable/Unexercisable
    Executive Officer          (#)        ($) (1)              (#) (2)                       ($)(3)
    -----------------      -----------  ------------  --------------------------- -----------------------------
    Diego J. Veitia            -        $     -                62,348  / 72,960            $  -   / $  -
    William C. Dennis (4)      -        $     -                19,275  /    -              $  -   / $  -
    Stephen A. Saker           -        $     -                34,827  / 29,388            $  -   / $  -
    Gregory T. Gerard          -        $     -                 7,259  / 24,541            $  -   / $  -
    Todd A. Boren     (5)      -        $     -                 1,799  / 46,840            $  -   / $  -
    -------------------------------------------------------------------------------------------------

    (1) Based on the fair market value of the Company's common stock on the exercise date (the closing price) minus the exercise price and multiplied by the number of shares acquired.

    (2) Includes both "in-the-money" and "out-of-the-money" options. "In the-money" options are options with exercise prices below the market price of the Company's common stock on September 30, 2001.

    (3) Based on the closing price of the Company's common stock on September 30, 2001 ($1.00) minus the exercise price.

    (4) On September 14, 2001 Mr. Dennis resigned from the Company. Unexercisable options for 80,725 shares were cancelled on September 14, 2001 and exercisable options for 19,275 shares were cancelled on December 13, 2001, 90 days after the employee resignation date.

    (5) Mr. Boren's employment with the Company (via Mr. Boren's position with the Company's previous ownership of IAAL) ceased on 12/13/01 due to the sale of IAAL on this date. Unexercisable options for 43,844 shares were cancelled on December 13, 2001 and exercisable options for 4,795 shares will remain available for 90 days after the December 13, 2001 termination date.

Long-Term Incentive Plans-Awards in Last Fiscal Year

None.


            Employment Contracts and Termination of Employment and
                        Change-in-Control Arrangements

         The Company has entered into an employment agreement with Diego J. Veitia, its chief executive officer, which has been amended and expires on March 24, 2003. Under the terms of the agreement, the officer will receive specified annual compensation, a bonus, a monthly automobile allowance and reimbursement for personal income tax preparation fees. The bonus is calculated by applying the consolidated return-on-equity percentage for that year to the consolidated pre-tax earnings adjusted before the deduction for officer bonus expense and as adjusted for certain financial transactions. The executive bonus percentage is subject to a minimum of 5 percent and a maximum of 15 percent of adjusted consolidated pre-tax earnings of the Company. In the event of termination of the agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, the agreement provides for payments to such individual in an amount equal to 100 percent of his total compensation for 24 months following the date of termination.

         William C. Dennis joined the Company on April 27, 2000 as Special Assistant to the Chairman and assumed the position of Director, President and Chief Operating Officer on September 7, 2000. On September 14, 2001 Mr. Dennis resigned from the Company. The Company entered into an employment agreement with William C. Dennis, its president, which expires September 7, 2002. Under the terms of the agreement, the officer will receive specified annual compensation, a bonus, stock options, a monthly automobile allowance and reimbursement for certain expenses. The bonus is calculated by applying the consolidated return-on-equity percentage for that year to the consolidated pre-tax earnings adjusted before the deduction for officer bonus expense and as adjusted for certain financial transactions. The executive bonus percentage is subject to a minimum of 5 percent and a maximum of 15 percent of adjusted consolidated pre-tax earnings of the Company. In the event of termination of the agreements by the Company other than for cause, as defined, or if the executive resigns as a result of a breach by the Company, the agreements provide for payments to such individual in an amount equal to 100 percent of his total compensation for the remaining term of the agreement. Pursuant to the voluntary resignation by Mr. Dennis in September 2001, the Company agreed to payment of 30 days salary from the date of resignation.

         On May 1, 2001 Mr. Dennis issued an irrevocable and unconditional waiver to the $150,000 bonus that was due to be paid as of April 30, 2001, according to the terms of the employment agreement with the then President of the Company. In a separate transaction, on June 5, 2001, the Company purchased, by issuance of 57,625 common shares of the Company, a $150,000 promissory note, due by the then President of the Company to his former employer. The promissory note included $13,657 of accrued interest at 5.75% per annum. On July 11, 2001 the Company executed an unconditional and irrevocable agreement to forgive the $150,000 promissory note held by the Company with accrued interest, due from the former President of the Company, with forgiveness effective June 11, 2002. The forgiveness of the note was reflected as compensation and benefits expense in the third quarter of fiscal 2001.

                     Employee Investment/Retirement Plans

         Effective May 1, 1999, the Company implemented a defined contribution 401(k) Profit Sharing Plan ("401(k) Plan"). The 401(k) Plan amended and restated the Company's employee stock ownership plan ("ESOP"), which was effective December 30, 1992. This plan retains the 401(k) profit sharing features of the December 30, 1992 plan, and effective May 1, 1999, deletes the employee stock ownership plan provisions. Those participants who had account balances in the ESOP portion of the plan, as of May 1, 1999 will retain certain ESOP rights, such as the right to receive distributions in the form of employer common stock.

         All Company employees who have completed one year of continuous service and who have attained the age of twenty-one are eligible to participate in the 401(k) Plan. The 401(k) Plan allows employees to elect to defer a portion of their salary into the 401(k). The amount contributed reduces the employee's taxable compensation. IAAC has the option to make a matching contribution at the sole discretion of IAAC.

         The Company has the option to make a matching contribution at the sole discretion of the Company. Employer contributions under the 401(k) Plan gradually vest over seven years and employee contributions are fully vested at all times. Plan distributions are paid upon death, disability, retirement or termination of employment, subject to the provisions of the 401(k) Plan and administrative plan policy.

         IAAC implemented a defined contribution Retirement Savings Plan ("RSP") effective January 1, 1995. All employees who have completed one year of continuous service and who have attained the age of twenty-one are eligible for the RSP. The contributions to the RSP are at the sole discretion of IAAC.

         On November 1, 2001, IAAC terminated the International Assets Advisory Corporation 401K Profit Sharing Plan ("401K") and the International Assets Advisory Corporation Retirement Plan ("RSP"). All participants under the 401K and RSP will vest 100 percent in their respective account balances and the employer sponsor and its related employees will make no further contributions to the plans.

         Also, on November 1, 2001, International Assets Holding Corporation became the primary sponsoring employer of both plans. The plans became known as the International Assets Holding Corporation 401K Profit Sharing Plan and the International Assets Holding Corporation Retirement Savings Plan. International Assets Holding Corporation is currently taking actions to terminate the plans.


                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of January 3, 2002, by (i) each person known by the Company to own more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the most highly compensated executive officers whose total cash compensation exceeded $100,000 during the Company's last completed fiscal year and (iv) all executive officers and directors of the Company as a group. All shares are directly owned by the individual unless otherwise indicated.

    Name and Address of                                               Number of                      Percent of
    Beneficial Owner                                                 Shares(1)(2)                      Class
    ----------------                                                 -----------                       -----
    The Diego J. Veitia Family Trust (3)                                538,006                       22.66%

    Diego J. Veitia (3)(4)(5)                                           694,674                       27.96%

    The IAAC 401(k) Profit Sharing Plan (3)                             158,928                        6.69%

    Stephen A. Saker (3)(6)                                             124,498                        5.16%

    Jerome F. Miceli (3)                                                 44,801                        1.89%

    Jeffrey L. Rush (3)(7)                                               49,752                        2.09%

    Robert A. Miller (3)(8)                                              31,556                        1.32%

    Gregory T. Gerard (3)(9)                                             33,849                        1.41%

    All directors and executive
    officers as a group (10)                                            979,130                       38.23%
    (6 persons)
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Except as otherwise stated, all stockholders have sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.
     (2) Includes shares that can be acquired within 60 days from the date hereof upon the exercise of warrants or options or conversion of convertible securities. Shares subject to issuance upon the exercise of options or warrants or other rights to acquire shares are deemed outstanding for purposes of computing the percentage owned by each person but are not deemed to be outstanding for the purpose of computing the outstanding percentage of any other persons.
     (3)  250 Park Avenue South, Suite 200, Winter Park, Florida 32789.
     (4) Includes 538,006 shares held by The Diego J. Veitia Family Trust (the "Trust"). Mr. Veitia is Chairman of the Board of the Company and the settlor, sole trustee and primary beneficiary of the Trust and, as such, may be deemed the beneficial owner of the shares held by the Trust under rules and regulations promulgated by the SEC.
     (5) Includes 110,308 shares subject to two fully exercisable options from the Company. Also, includes 42,401 shares held in the International Assets Holding Corp. 401(k) Profit Sharing Plan and 3,959 shares held in the International Assets Holding Corp. Retirement Savings Plan.
     (6) Includes 30,031 shares subject to two fully exercisable options from the Company and 9,592 shares subject to one partially exercisable option from the Company. Also, includes 43,903 shares held in the International Assets Holding Corp. 401(k) Profit Sharing Plan and 3,972 shares held in the International Assets Holding Corp Retirement Savings Plan.
     (7) Includes 4,360 shares subject to one partially exercisable option from the Company.
     (8) Includes 14,388 shares subject to two partially exercisable options from the Company.
     (9) Includes 17,849 shares subject to two partially exercisable option from the Company.
     (10) Includes 140,339 shares subject to fully exercisable options and 46,189 shares subject to partially exercisable options in the favor of Messrs. D. Veitia, Saker, Rush, Miller, Gerard from the Company.

               Compliance with Section 16(a) of the Exchange Act

         Pursuant to Section 16(a) of the Exchange Act and the rules issued thereunder, the Company's executive officers, directors and owners of in excess of 10% of the issued and outstanding common stock are required to file with the SEC reports of ownership and changes in ownership of the common stock of the Company. Copies of such reports are required to be furnished to the Company.

         Based solely on the review of such reports, the Company is aware of one director and one executive officer that had late filings under Section 16(a). Jerome F. Miceli, a director of the Company, did not report in a timely manner under Section 16(a) a sale of 1,000 shares of common stock on April 2, 2001. Mr. Miceli subsequently reported these transactions on a Form 5 filed on January 9, 2002. Gregory T. Gerard, an executive officer of the Company, did not report in a timely manner under Section 16(a) a purchase of 1,000 shares of common stock on December 13, 2000 and a stock option awarded on January 29, 2001 for 10,000 shares of common stock, with a strike price of $4.25 per share. Mr. Gerard subsequently reported these transactions on a Form 5 filed on January 9, 2002. The Company believes that during fiscal year 2001, all other executive officers and directors complied with the Section 16(a) requirements.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On May 1, 2001 the then President of the Company issued an irrevocable and unconditional waiver to the $150,000 bonus that was due to be paid as of April 30, 2001, according to the terms of the employment agreement with the then President of the Company.

         On June 5, 2001, the Company purchased, by issuance of 57,625 common shares of the Company, a $150,000 promissory note, due by the then President of the Company to his former employer. The promissory note included $13,657 of accrued interest at 5.75% per annum.

         On July 11, 2001 the Company executed an unconditional and irrevocable agreement to forgive the $150,000 promissory note held by the Company with accrued interest, due from the former President of the Company, with forgiveness effective June 11, 2002. The forgiveness of the note was reflected as compensation and benefits expense in the third quarter of fiscal 2001.

         On January 4, 2000 the Company made a loan to the CEO of the Company including the execution and receipt of a $250,000 promissory note due January 3, 2001. The Board of Directors of the Company has granted an extension of the due date of the promissory note to December 31, 2001. The promissory note includes interest of 6 percent per annum. The loan to officer was previously approved by the Company's Board of Directors. As of September 30, 2001, the remaining principal balance of the promissory note including accrued interest is $55,941.

         On August 28, 2000 the Company made a loan to a Vice President of the Company including the execution and receipt of a $66,000 promissory note due August 27, 2001. The Board of Directors of the Company has granted an extension of the due date of the promissory note to August 31, 2002. The promissory note includes interest of 6.27 percent per annum. As of September 30, 2001 the remaining principal balance of the promissory note including accrued interest is $70,600.

         The Company has engaged, on a task-by-task basis, a creative design firm that is partially owned by a spouse of an officer of the Company. The Company incurred promotional expense related to this creative design firm totaling approximately $34,023 and $121,000 during the years ended September 30, 2001 and 2000, respectively.

         The Company believes that all prior transactions between the Company and its officers, directors or other affiliates of the Company were on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's-length basis. However, as the requisite conditions of competitive, free-market dealings may not exist, the foregoing transactions cannot be presumed to have been carried out on an arm's-length basis, nor upon terms no less favorable than had unaffiliated parties been involved.

                                 OTHER MATTERS

Stockholder Proposals

          Any stockholder desiring to present a proposal for consideration at the 2003 Annual Meeting of Stockholders, should submit such proposal in writing so that it is received by the Company at Center Pointe Two, 220 Central Parkway, Suite 2060, Altamonte Springs, Florida 32701, by not later than September 14, 2002.

Availability Of 10-KSB

          The Company will provide to shareholders, without charge, a copy of the Company's Annual Report on Form 10-KSB upon written request. Such requests should be submitted to Jonathan C. Hinz, Chief Financial Officer, International Assets Holding Corporation, Center Pointe Two, 220 Central Parkway, Suite 2060, Altamonte Springs, Florida 32701. Exhibits to Form 10-KSB will also be provided upon specific request.

                                                  Diego J. Veitia
                                                  Chairman

February 7, 2002

                                   EXHIBIT 1

                   International Assets Holding Corporation
                            Audit Committee Charter


     The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of International Assets Holding Corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

     COMPOSITION

     The Committee will be comprised of two or more directors as determined by the Board. The majority of the members of the Committee will meet the independence requirements of the NASDAQ stock market. Independent directors will be free of any relationship that would interfere with the exercise of his or her independent judgment. The members of the Committee will be elected annually at the first organizational meeting of the Board held after the annual shareholders meeting. One of the members of the Committee will be elected Committee Chair by the Board.

     RESPONSIBILITY

     The Committee is a part of the Board. It's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will maintain minutes and make regular reports to the Board concerning its activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, or to assure compliance with laws and regulations and the Company's business conduct guidelines.

     AUTHORITY

     Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals, at Company expense, to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

     MEETINGS

     The Committee is to meet at least two times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer, independent accountants and internal audit at least once each year and at other times when considered appropriate.

     ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal audit be present at Committee meetings.

     SPECIFIC DUTIES

     In carrying out its oversight responsibilities, the Committee will:

     1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

     2. Discuss with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

     3. Discuss with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

     4. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

     5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

     6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     7. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair of any matters identified during their review of the Company's interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-QSB.

     8. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

     --   The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

     --   Results of the audit of the financial statements and the related report thereon.

     --   Any changes, or changes in the application of significant accounting principals used by the Company in preparing the financial statements.

     --   Significant changes to the annual external audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

     --   Other communications required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication from the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

     9. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

     10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

     11. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as `material' or `serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

     12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

     13. Review the appointment and replacement of the senior internal audit executive.

     14. Review with management, internal audit and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

     15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

                                     Proxy
                   International Assets Holding Corporation

                               CENTER POINTE TWO
                              220 CENTRAL PARKWAY
                                  SUITE 2060
                       ALTAMONTE SPRINGS, FLORIDA  32701

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DIEGO J. VEITIA AND STEPHEN A. SAKER, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE; AND HEREBY AUTHORIZES THEM, OR ANY OF THEM, TO REPRESENT AND VOTE ALL THE SHARES OF COMMON STOCK OF INTERNATIONAL ASSETS HOLDING CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON JANUARY 31, 2002, AT THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 12, 2002, OR ANY ADJOURNMENT THEREOF:

1.  On the ELECTION OF DIRECTORS __________FOR all nominees listed (except as marked to the contrary below)

                       _________WITHHOLD AUTHORITY to vote for all nominees
                                 listed below

Diego J. Veitia Stephen A. Saker Edward R. Cofrancesco Jerome F. Miceli Robert A. Miller Jeffrey L. Rush

(Instruction to withhold authority to vote for any individual nominee: place a line through the nominee's name.)

2. To approve the selection of KPMG LLP as auditors for the period October 1, 2001 to September 30, 2002.

     _____________FOR       _____________AGAINST          _____________ABSTAIN

3. To approve and adopt an amendment to the International Assets Holding Corporation Certificate of Incorporation to increase the total number of authorized shares of the Corporation's preferred stock from 3,000,000 to 5,000,000.

     _____________FOR       _____________AGAINST          _____________ABSTAIN


4. In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified in the foregoing items 1 , 2, and 3 by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the election of the six nominees named in the proxy statement; FOR the approval of KPMG LLP; FOR approval of the amendment to the International Assets Holding Corporation Stock Certificate of Incorporation to increase the total number of authorized shares of preferred stock from 3,000,000 to 5,000,000 and in the discretion of management as to any other matter which may come before the meeting.

                               _________________________________________

                               _________________________________________
                               Signature(s) of Stockholder(s)

                               Dated _______________________, 2002


Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                       2